Exhibit 99(a)

PACIFICORP

LETTER OF TRANSMITTAL
FOR TENDER OF ALL OUTSTANDING

$350,000,000 6.10% FIRST MORTGAGE BONDS DUE 2036

IN EXCHANGE FOR
REGISTERED

$350,000,000 6.10% FIRST MORTGAGE BONDS DUE 2036

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2007, UNLESS EXTENDED (THE “EXPIRATION DATE”). BONDS TENDERED IN SUCH EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver to the Exchange Agent:

The Bank of New York, As Exchange Agent

By Mail (Registered or Certified Mail Recommended), Courier or Hand:	By Facsimile Transmission (Eligible Institutions Only):	Confirm by Telephone:
The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street, 7 East New York, New York 10286 Reference: PacifiCorp	(212) 298-1915	(212) 815-2742

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned hereby acknowledges receipt and review of the prospectus dated                  , 2007 of PacifiCorp (the “Company”) and this letter of transmittal. These two documents together constitute the Company’s offer to exchange up to $350,000,000 in aggregate principal amount of its 6.10% First Mortgage Bonds due 2036 (the “Exchange Bonds”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its outstanding 6.10% First Mortgage Bonds due 2036 (the “Original Bonds”) (the “Exchange Offer”).

The Company reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Original Bonds is open, at its discretion, in which event the term “Expiration Date” shall mean the latest date to which such Exchange Offer is extended. The Company shall notify The Bank of New York (the “Exchange Agent”) of any extension by oral (promptly confirmed in writing) or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

This letter of transmittal is to be used by a holder of Original Bonds (i) if certificates for Original Bonds are to be forwarded herewith or (ii) if delivery of Original Bonds is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the prospectus under the captions “The Exchange Offer” and “Procedures for Tendering” and an “agent’s message” is not delivered as described in the prospectus under the caption “The Exchange Offer—Tendering Through DTC’s Automated Tender Offer Program.” Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this letter of transmittal. Holders of Original Bonds whose Original Bonds are not immediately available, or who are unable to deliver their Original Bonds, this letter of transmittal and all other documents required hereby to the Exchange Agent prior to the Expiration Date for the Exchange Offer, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Bonds according to the guaranteed delivery procedures set forth in the prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 2.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The term “holder” with respect to the Exchange Offer for Original Bonds means any person in whose name such Original Bonds are registered on the books of the Company, any person who holds such Original Bonds and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Original Bonds and who desires to deliver such Original Bonds by book-entry transfer at DTC. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to such Exchange Offer. Holders who wish to tender their Original Bonds must complete this letter of transmittal in its entirety (unless such Original Bonds are to be tendered by book-entry transfer and an agent’s message is delivered in lieu hereof).

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE WITH RESPECT TO EXCHANGE OFFER PROCEDURES OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the Original Bonds to which this letter of transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

DESCRIPTION OF ORIGINAL BONDS TENDERED
Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Original Bonds (Please Fill In)	Registered Number(s)*	Aggregate Principal Amount of Original Bond(s)	Principal Amount Tendered**

Total

*                    Need not be completed by book-entry holders.

**             Unless otherwise indicated, any tendering holder of Original Bonds will be deemed to have tendered the entire aggregate principal amount represented by such Original Bonds. All tenders must be in integral multiples of $1,000 and in minimum denominations of $2,000.

☐               CHECK HERE IF TENDERED ORIGINAL BONDS ARE ENCLOSED HEREWITH.

☐               CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
DTC Account Number(s):
Transaction Code Number(s):

☐               CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s) of Original Bonds:
Date of Execution of Notice of Guaranteed Delivery:
Window Ticket Number (if available):
Name of Eligible Institution that Guaranteed Delivery:
DTC Account Number(s) (if delivered by book-entry transfer):
Transaction Code Number(s) (if delivered by book-entry transfer):
Name of Tendering Institution (if delivered by book-entry transfer):

☐               CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

☐               CHECK HERE IF YOU ARE NOT SUCH A BROKER-DEALER BUT ARE A QUALIFIED INSTITUTIONAL BUYER OR OTHERWISE RECEIVED THE ORIGINAL BONDS IN A TRANSACTION OR SERIES OF TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:
Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Bonds. If the undersigned is a broker-dealer that will receive Exchange Bonds for its own account in exchange for Original Bonds that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Original Bonds indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Bonds tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Bonds tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Original Bonds with full power of substitution to (i) deliver such Original Bonds, or transfer ownership of such Original Bonds on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Original Bonds for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Bonds, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Bonds tendered hereby and to acquire the Exchange Bonds issuable upon the exchange of such tendered Original Bonds, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991) and similar no-action letters (the “Prior No-Action Letters”), that the Exchange Bonds issued in exchange for the Original Bonds pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, PROVIDED that such Exchange Bonds are acquired in the ordinary course of such holders’ business and such holders are not engaging in, do not intend to engage in and have no arrangement or understanding with any person to participate in a distribution of such Exchange Bonds. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

The undersigned hereby further represents to the Company that (i) any Exchange Bonds received are being acquired in the ordinary course of business of the person receiving such Exchange Bonds, whether or not the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Original Bonds or the Exchange Bonds within the meaning of the Securities Act and (iii) neither the holder nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Bonds. If the undersigned is a broker-dealer that will receive Exchange Bonds for its own account in exchange for Original Bonds that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is tendering Original Bonds in the Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Bonds (i) the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Bonds, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Bonds tendered hereby, including the transfer of such Original Bonds on the account books maintained by DTC.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Original Bonds when, as and if the Company gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent. Any tendered Original Bonds that are not accepted for exchange pursuant to such Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date for such Exchange Offer.

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives.

The undersigned acknowledges that the Company’s acceptance of properly tendered Original Bonds pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

The Exchange Offer is subject to certain conditions set forth in the prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Original Bonds tendered hereby.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the Exchange Bonds issued in exchange for the Original Bonds accepted for exchange, and return any Original Bonds not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Original Bonds, please credit the account indicated above maintained at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the Exchange Bonds issued in exchange for the Original Bonds accepted for exchange and any Original Bonds not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Exchange Bonds issued in exchange for the Original Bonds accepted for exchange in the name(s) of, and return any Original Bonds not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Original Bonds from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Bonds so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 5 and 6)

To be completed ONLY (i) if Original Bonds in a principal amount not tendered or accepted for exchange, or Exchange Bonds issued in exchange for Original Bonds accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Original Bonds tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the DTC other than the DTC Account Number set forth above. Issue Exchange Bonds and/or Original Bonds to:

Name:
(Please Type or Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
DTC Account Number to which Original Bonds
are to be credited:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5 and 6)

To be completed ONLY if Original Bonds in a principal amount not tendered or accepted for exchange, or Exchange Bonds issued in exchange for Original Bonds accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature. Mail or deliver Exchange Bonds and/or Original Bonds to:

Name:
(Please Type or Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
☐ Credit unexchanged Original Bonds delivered by book-entry transfer to the DTC account set forth below.
DTC Account Number:

BROKER-DEALER STATUS

To be completed ONLY of the Beneficial Owner is a participating Broker-Dealer who holds securities acquired as a result of market-making or other trading activities and wishes to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto for use in connection with resales of new securities received in exchange for such securities:

Name:
Address:
(Including Zip Code)
Area Code and Telephone Number of Contact Person:

(Tax Identification or Social Security Number)

IMPORTANT
PLEASE SIGN HERE WHETHER OR NOT ORIGINAL BONDS
ARE BEING PHYSICALLY TENDERED HEREBY
(Complete Accompanying Substitute Form W-9 Below)
^
^
(Signature(s) of Registered Holder(s) of Original Bonds)
Dated , 2007

(The above lines must be signed by the registered holder(s) of Original Bonds as your name(s) appear(s) on the Original Bonds or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Original Bonds to which this letter of transmittal relates are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 5 regarding the completion of this letter of transmittal, printed below.)

Name(s):
(Please Type or Print)
Capacity:
Address:

(Including Zip Code)
Area Code and Telephone Number:

(Tax Identification or Social Security Number)

MEDALLION SIGNATURE GUARANTEE
(If Required by Instruction 5)
Certain signatures must be guaranteed by an Eligible Institution.
Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area code and Telephone Number)
Dated , 2007

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL BONDS OR AGENT’S MESSAGE AND BOOK-ENTRY CONFIRMATIONS.   All physically delivered Original Bonds or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC of Original Bonds tendered by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof (or an agent’s message in lieu hereof), and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date for the Exchange Offer, or the tendering holder must comply with the guaranteed delivery procedures set forth below. THE METHOD OF DELIVERY OF THE TENDERED ORIGINAL BONDS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL BONDS SHOULD BE SENT TO THE COMPANY.

2.    GUARANTEED DELIVERY PROCEDURES.   Holders who wish to tender their Original Bonds and (a) whose Original Bonds are not immediately available, (b) who cannot deliver their Original Bonds, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the applicable Expiration Date or (c) who are unable to comply with the applicable procedures under the DTC’s Automated Tender Offer Program on a timely basis, must tender their Original Bonds according to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”); (ii) prior to the applicable Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent’s message and notice of guaranteed delivery setting forth the name and address of the holder of the Original Bonds, the registration number(s) of such Original Bonds and the total principal amount of Original Bonds tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after such Expiration Date, this letter of transmittal (or facsimile hereof or an agent’s message in lieu hereof) together with the Original Bonds in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) this letter of transmittal (or facsimile hereof or an agent’s message in lieu hereof) together with the certificates for all physically tendered Original Bonds in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after such Expiration Date.

Any holder of Original Bonds who wishes to tender Original Bonds pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the applicable Expiration Date. Upon request of the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Original Bonds according to the guaranteed delivery procedures set forth above.

See “The Exchange Offer—Guaranteed Delivery Procedures” section of the prospectus.

3.    TENDER BY HOLDER.   Only a holder of Original Bonds may tender such Original Bonds in the Exchange Offer. Any beneficial holder of Original Bonds who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of transmittal on his behalf or must, prior to completing and executing this letter of transmittal and delivering his Original Bonds, either make appropriate arrangements to register ownership of the Original Bonds in such holder’s name or obtain a properly completed bond power from the registered holder.

4.    PARTIAL TENDERS.   Tenders of Original Bonds will be accepted only in integral multiples of $1,000 and in minimum denominations of $2,000 and untendered Original Bonds may only be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Original Bonds is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of Original Bonds Tendered” above. The entire principal amount of Original Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Bonds is not tendered, then Original Bonds for the principal amount of Original Bonds not tendered and Exchange Bonds issued in exchange for any Original Bonds accepted will be returned to the holder as promptly as practicable after the Original Bonds are accepted for exchange.

5.    SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES.   If this letter of transmittal (or facsimile hereof) is signed by the record holder(s) of the Original Bonds tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Original Bonds without alteration, enlargement or any change whatsoever. If this letter of transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Original Bonds.

If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of Original Bonds listed and tendered hereby and the Exchange Bonds issued in exchange therefor are to be issued (or any untendered principal amount of Original Bonds is to be reissued) to the registered holder(s), the said holder(s) need not and should not endorse any tendered Original Bonds, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Original Bonds tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or facsimile hereof) or any Original Bonds or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this letter of transmittal.

NO SIGNATURE GUARANTEE IS REQUIRED IF (i) THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(S) OF THE ORIGINAL BONDS TENDERED HEREIN (OR BY A PARTICIPANT IN THE DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE TENDERED ORIGINAL BONDS) AND THE EXCHANGE BONDS ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(S) (OR, IF SIGNED BY A PARTICIPANT IN THE DTC, DEPOSITED TO SUCH PARTICIPANT’S ACCOUNT AT THE DTC) AND NEITHER THE BOX ENTITLED “SPECIAL DELIVERY INSTRUCTIONS” NOR THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” HAS BEEN COMPLETED, OR (ii) SUCH ORIGINAL BONDS ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. IN ALL OTHER CASES, ALL

SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

6.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.   Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Bonds or substitute Original Bonds for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Original Bonds by book-entry transfer may request that Original Bonds not exchanged be credited to such account maintained at DTC as such noteholder may designate hereon. If no such instructions are given, such Original Bonds not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

7.    TRANSFER TAXES.   The Company will pay all transfer taxes, if any, applicable to the exchange of Original Bonds pursuant to the Exchange Offer. If, however, Exchange Bonds or Original Bonds for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Bonds tendered hereby, or if tendered Original Bonds are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Bonds pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Bonds with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

8.    TAX IDENTIFICATION NUMBER.   Federal income tax law requires that a holder of any Original Bonds or Exchange Bonds must provide the Company (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding of 28% on interest payments on the Exchange Bonds.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the holder is a U.S. person (including a U.S. alien), that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Exchange Bonds will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

If a tendering holder does not have a TIN, that holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in Part III of the Substitute Form W-9, write “applied for” in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing “applied for” on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8BEN (or such other Form W-8, as applicable) signed under penalties of perjury, attesting to, among other things, their foreign status. An appropriate Form W-8 can be obtained from the Exchange Agent.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligations regarding backup withholding.

9.    VALIDITY OF TENDERS.   All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered Original Bonds will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Bonds not properly tendered or any Original Bonds the Company’s acceptance of which might, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Original Bonds. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this letter of transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Bonds must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Bonds nor shall any of them incur any liability for failure to give such notification.

10. WAIVER OF CONDITIONS.   The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the prospectus.

11. NO CONDITIONAL TENDER.   No alternative, conditional, irregular or contingent tender of Original Bonds will be accepted.

12. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL BONDS.   Any holder whose Original Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Original Bonds have been followed.

13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.   Requests for assistance with respect to exchange offer procedures or for additional copies of the prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14. WITHDRAWAL.   Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

IMPORTANT:   THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE ORIGINAL BONDS DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers (“SSN”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (“EIN”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For This Type of Account:	Give the name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship or single-owner LLC	The owner(3)
For this type of account:	Give the name and EIN of:
6. Sole proprietorship or single-owner LLC	The owner(3)
7. A valid trust, estate, or pension trust	Legal entity(4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)          List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)          Circle the minor’s name and furnish the minor’s SSN.

(3)          You must show your individual name, but you may also enter your business or “doing-business-as” name. You may use either your SSN or EIN (if you have one).

(4)          List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Guidelines for Certification of Taxpayer Identification Number on Substitution Form W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees specifically exempted from backup withholding on ALL payments include the following:

•       A corporation.

•       A financial institution.

•       An organization exempt from tax under section 501(a), or an individual retirement plan.

•       The United States or any agency or instrumentality thereof.

•       A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•       A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•       An international organization or any agency, or instrumentality thereof.

•       A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•       A real estate investment trust.

•       A common trust fund operated by a bank under section 584(a).

•       An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•       An entity registered at all times under the Investment Company Act of 1940.

•       A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•       Payments to nonresident aliens subject to withholding under section 1441.

•       Payments to partnership not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•       Payments of patronage dividends where the amount received is not paid in money.

•       Payments made by certain foreign organizations.

•       Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

•       Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•       Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•       Payments described in section 6049(b)(5) to nonresident aliens.

•       Payments on tax-free covenant bonds under section 1451.

•       Payments made by certain foreign organizations.

•       Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)          PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.   If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)          CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.   If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)          CRIMINAL PENALTY FOR FALSIFYING INFORMATION.   Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR
TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

SUBSTITUTE FORM W-9

To Be Completed by All Tendering Noteholders
(See Instruction 5)

Sign this Substitute Form W-9 in Addition to the Signature(s) Required Above

PAYER’S NAME: PACIFICORP

Name:
Address:
SUBSTITUTE	Part I—Please provide your Taxpayer
FORM W-9	Identification Number in the box to
the right and certify by signing and
Department of the Treasury	dating below.	Social Security Number
Internal Revenue Service

Payer’s Request for Taxpayer
Identification Number (TIN)		Employer Identification Number
Part II—Certification. Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)   I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Part III—Awaiting TIN ☐
Part IV—Exempt ☐

Certification Instructions.   You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4 above.

Signature:	Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III OF THE SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Paying Agent, 28% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:	Date:

NOTE:  IF YOU ARE A U.S. BONDHOLDER, FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.